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                                                                  Exhibit 10.413

                             ASSIGNMENT OF CONTRACT

          This ASSIGNMENT OF CONTRACT (the "ASSIGNMENT") is made and entered into this 3 day of November, 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("ASSIGNOR") and INLAND WESTERN MANSFIELD LIMITED PARTNERSHIP, an Illinois limited partnership ("ASSIGNEE").

          Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as under that certain letter agreement dated as of April 21, 2004, as amended, and entered into by MTC Mansfield Towne Crossing, L.P., a Texas limited partnership, as Seller, and Assignor, as (collectively, the "AGREEMENT"), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Mansfield, Texas, and being legally described in EXHIBIT A, attached hereto and made a part hereof.

     Assignor represents and warrants that it is the Purchaser under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Purchaser under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.


                            (SIGNATURE PAGE FOLLOWS)

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                               SIGNATURE PAGE FOR
                         ASSIGNMENT OF CONTRACT BETWEEN
                      INLAND REAL ESTATE ACQUISITIONS, INC.
                AND INLAND WESTERN MANSFIELD LIMITED PARTNERSHIP


          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

                            ASSIGNOR:

                            INLAND REAL ESTATE ACQUISITIONS, INC., an
                              Illinois corporation

                            By:       /s/ G Joseph Cosenza
                                   -------------------------------------
                             Name: G Joseph Cosenza
                                   -------------------------------------
                                Title: President
                                   -------------------------------------


                            ASSIGNEE:

                            INLAND WESTERN MANSFIELD LIMITED
                            PARTNERSHIP, an Illinois limited partnership

                            By: Inland Western Mansfield GP, L.L.C., a Delaware limited liability company

                                 By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member


                                      By:     /s/ [ILLEGIBLE]
                                            -----------------------------------
                                      Name:   [ILLEGIBLE]
                                            -----------------------------------
                                      Title:   Asst Secretary
                                            -----------------------------------


                                    EXHIBITS

          EXHIBIT A:        LEGAL DESCRIPTION OF THE PROPERTY

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                                    EXHIBIT A
                        LEGAL DESCRIPTION OF THE PROPERTY

Lots 4, 7 and 8, Block 1 of Mansfield Towne Crossing Phase 2, an Addition to the City of Mansfield, Tarrant County, Texas, according to the Plat thereof recorded in Cabinet A, Slide 7614, of the Plat Records of Tarrant County, Texas.

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